Exhibit 99.1

July 26, 2022	FOR IMMEDIATE RELEASE

CTS Announces Second Quarter 2022 Results

Continued growth supported by diversification and portfolio strength

Lisle, Ill. - CTS Corporation (NYSE: CTS), a leading global designer and manufacturer of custom engineered solutions that “Sense, Connect and Move,” today announced second quarter 2022 results.

“We delivered another quarter of profitable growth, underscored by a 12% revenue increase and a 90-basis point Adjusted EBITDA margin expansion, as we continue to drive performance through the execution of our diversification strategy. Our robust portfolio has enabled us to capture secular tailwinds as we expand into premium non-transportation end markets, while also gaining good traction on new electric vehicle applications,” said Kieran O’Sullivan, CEO. “Our recent acquisition of Ferroperm further advances our strategic priorities. Despite a challenging macroeconomic environment, we believe that our operational strength, combined with a strong balance sheet and solid cash generation, position us for long-term sustainable growth.”

Second Quarter 2022 Results

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Sales were $145.0 million, up 12% year-over-year. Sales to non-transportation end markets increased 21%, and sales to the transportation end market increased 4% over the same period.
•
Net income was $12.6 million, or $0.39 per diluted share, compared to $0.9 million, or $0.03 per diluted share, in the second quarter of 2021.
•
Adjusted diluted EPS was $0.62, up from $0.52 in the second quarter of 2021.
•
Adjusted EBITDA margin was 22.4% compared to 21.5% in the second quarter of 2021.
•
Operating cash flow was $16.1 million compared to $18.7 million in the second quarter of 2021, impacted by changes in foreign currency exchange rates.

2022 Guidance

Including the recent Ferroperm acquisition, CTS now expects full year 2022 sales to be in the range of $570 - $600 million, up from the previous guidance of $550 – $580 million, and adjusted diluted EPS in the range of $2.40 - $2.55, up from the previous guidance of $2.20 – $2.45. Management continues to monitor the potential impact of the challenging macro-economic environment and geopolitical events on this guidance.

Conference Call and Supplemental Materials

As previously announced, the Company has scheduled a conference call for 10:00 a.m. (EDT) today. The dial-in number for the U.S. and Canada is 844-200-6205 (+1 929-526-1599, if calling from outside the U.S. and Canada). The passcode is 990568. In addition, the Company will be using a supplemental slide presentation that will be referred to during the call. The presentation and a live audio webcast of the conference call will be available and can be accessed directly from CTS’ website at https://www.ctscorp.com/investors/events-presentations/.

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About CTS

CTS (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect, and Move. The company manufactures sensors, actuators, and electronic components in North America, Europe, and Asia, and provides engineered products to customers in the aerospace/defense, industrial, medical, and transportation markets. For more information, visit www.ctscorp.com.

Safe Harbor

This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause CTS’ actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition, including supply chain disruption; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions, including TEWA Temperature Sensors and Ferroperm Piezoceramics; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

Non-GAAP Financial Measures

From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS’ management believes that non-GAAP financial measures can be useful to investors in analyzing CTS’ financial performance and results of operations over time. CTS recommends that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies.

The information in this press release includes the non-GAAP financial measures of adjusted gross margin, adjusted operating earnings, adjusted EBITDA, adjusted net earnings, adjusted diluted earnings per share, debt to capitalization ratio, controllable working capital ratio, and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of CTS’ fundamental business operations.

CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA, adjusted net earnings and, adjusted diluted earnings per share provide useful information to investors regarding its operational performance

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because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations or were not part of CTS’ business operations during a comparable period.

CTS believes that debt to capitalization ratio is a measurement of financial leverage and provides an insight into the financial structure of CTS and its financial strength. CTS believes the controllable working capital ratio provides an objective measure of the efficiency with which CTS manages its short-term capital needs. CTS believes that free cash flow is a useful measure of its ability to generate cash.

CTS believes that these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. Note that CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Contact

Ashish Agrawal

Vice President and Chief Financial Officer

CTS Corporation

4925 Indiana Avenue

Lisle, IL 60532 USA

+1 (630) 577-8800

ashish.agrawal@ctscorp.com

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - UNAUDITED

(In thousands of dollars, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net sales	$144,982	$129,585	$292,677	$258,012
Cost of goods sold	93,134	81,889	186,489	167,725
Gross margin	51,848	47,696	106,188	90,287
Selling, general and administrative expenses	22,238	20,937	44,026	39,262
Research and development expenses	6,294	6,029	12,488	11,716
Restructuring charges	630	151	942	232
Operating earnings	22,686	20,579	48,732	39,077
Other (expense) income:
Interest expense	(602)	(508)	(1,148)	(1,063)
Interest income	263	257	443	459
Other (expense), net	(5,425)	(20,929)	(5,359)	(24,285)
Total other (expense), net	(5,764)	(21,180)	(6,064)	(24,889)
Earnings (loss) before income taxes	16,922	(601)	42,668	14,188
Income tax expense (benefit)	4,324	(1,476)	9,831	1,323
Net earnings	12,598	875	32,837	12,865
Earnings per share:
Basic	$0.39	$0.03	$1.02	$0.40
Diluted	$0.39	$0.03	$1.02	$0.39
Basic weighted – average common shares outstanding:	32,039	32,397	32,096	32,358
Effect of dilutive securities	204	229	218	259
Diluted weighted – average common shares outstanding:	32,243	32,626	32,314	32,617
Cash dividends declared per share	$0.04	$0.04	$0.08	$0.08

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CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of dollars)

	(Unaudited)
	June 30, 2022	December 31, 2021
ASSETS
Current Assets
Cash and cash equivalents	$98,739	$141,465
Accounts receivable, net	98,949	82,191
Inventories, net	64,158	49,506
Other current assets	16,704	15,927
Total current assets	278,550	289,089
Property, plant and equipment, net	99,637	96,876
Operating lease assets, net	22,452	21,594
Other Assets
Prepaid pension asset	33,860	49,382
Goodwill	139,617	109,798
Other intangible assets, net	112,824	69,888
Deferred income taxes	23,401	25,415
Other	19,293	2,420
Total other assets	328,995	256,903
Total Assets	$729,634	$664,462
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$60,662	$55,537
Operating lease obligations	3,612	3,393
Accrued payroll and benefits	14,931	18,418
Accrued expenses and other liabilities	36,171	36,718
Total current liabilities	115,376	114,066
Long-term debt	91,027	50,000
Long-term operating lease obligations	21,851	21,354
Long-term pension obligations	6,361	6,886
Deferred income taxes	6,174	5,894
Other long-term obligations	2,898	2,684
Total Liabilities	243,687	200,884
Commitments and Contingencies
Shareholders’ Equity
Common stock	316,502	314,620
Additional contributed capital	42,585	42,549
Retained earnings	522,506	492,242
Accumulated other comprehensive loss	(2,670)	(4,525)
Total shareholders’ equity before treasury stock	878,923	844,886
Treasury stock	(392,976)	(381,308)
Total shareholders’ equity	485,947	463,578
Total Liabilities and Shareholders’ Equity	$729,634	$664,462

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CTS CORPORATION AND SUBSIDIARIES

OTHER SUPPLEMENTAL INFORMATION - UNAUDITED

(In millions of dollars, except per share amounts)

Adjusted Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2022	2021	2022	2021	2021	2020	2019
Gross margin	$51.8	$47.7	$106.2	$90.3	$184.6	$139.1	$157.6
Adjustments to reported gross margin:
Inventory fair value step-up	$0.5	$—	$1.1	$—	$—	$—	$—

Adjusted gross margin	$52.4	$47.7	$107.3	$90.3	$184.6	$139.1	$157.6

Net sales	$145.0	$129.6	$292.7	$258.0	$512.9	$424.1	$469.0

Adjusted gross margin as a % of net sales	36.1%	36.8%	36.7%	35.0%	36.0%	32.8%	33.6%

Adjusted Operating Earnings

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2022	2021	2022	2021	2021	2020	2019
Operating earnings	$22.7	$20.6	$48.7	$39.1	$76.5	$45.1	$53.8
Adjustments to reported operating earnings:
Restructuring charges	0.6	0.2	0.9	0.2	1.7	1.8	7.4
Environmental charges	0.9	0.2	1.5	0.4	2.3	2.8	2.3
Legal settlement	—	—	—	—	—	—	(0.5)
Acquisition-related costs	0.3	—	0.8	—	—	0.3	0.7
Inventory fair value step-up	0.5	—	1.1	—	—	—	—
Costs of tax improvement initiatives	—	—	—	—	—	—	0.1
Total adjustments to reported operating earnings	$2.3	$0.4	$4.3	$0.7	$3.9	$4.9	$10.0

Adjusted operating earnings	$25.0	$21.0	$53.0	$39.7	$80.4	$50.0	$63.8

Net sales	$145.0	$129.6	$292.7	$258.0	$512.9	$424.1	$469.0

Adjusted operating earnings as a % of net sales	17.3%	16.2%	18.1%	15.4%	15.7%	11.8%	13.6%

Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2022	2021	2022	2021	2021	2020	2019
Net earnings (loss)	$12.6	$0.9	$32.8	$12.9	$(41.9)	$34.7	$36.1

Depreciation and amortization expense	7.0	6.7	13.8	13.5	26.9	26.7	24.6
Interest expense	0.6	0.5	1.1	1.1	2.1	3.3	2.6
Tax expense (benefit)	4.3	(1.5)	9.8	1.3	(19.0)	10.8	14.1

EBITDA	24.5	6.6	57.6	28.8	(31.8)	75.4	77.5

Adjustments to EBITDA:
Restructuring charges	0.6	0.2	0.9	0.2	1.7	1.8	6.9
Environmental charges	0.9	0.2	1.5	0.4	2.3	2.8	2.3
Legal settlement	—	—	—	—	—	—	(0.5)
Acquisition-related costs	2.0	—	2.5	—	—	0.3	0.7
Inventory fair value step-up	0.5	—	1.1	—	—	—	—
Costs of tax improvement initiatives	—	—	—	—	—	—	0.1
Non-cash pension expense	—	21.8	—	23.7	132.4	2.5	0.8
Foreign currency loss (gain)	3.8	(0.9)	3.5	0.4	3.3	(5.3)	1.8

Total adjustments to EBITDA	7.9	21.2	9.6	24.8	139.7	2.1	12.0

Adjusted EBITDA	$32.5	$27.9	$67.2	$53.6	$107.8	$77.5	$89.5

Net sales	$145.0	$129.6	$292.7	$258.0	$512.9	$424.1	$469.0

Adjusted EBITDA as a % of net sales	22.4%	21.5%	22.9%	20.8%	21.0%	18.3%	19.1%

Adjusted Net Earnings

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2022	2021	2022	2021	2021	2020	2019
Net earnings (loss) (A)	$12.6	$0.9	$32.8	$12.9	$(41.9)	$34.7	$36.1
Adjustments to reported net earnings (loss):
Restructuring charges	0.6	0.2	0.9	0.2	1.7	1.8	7.4
Environmental charges	0.9	0.2	1.5	0.4	2.3	2.8	2.3
Legal settlement	—	—	—	—	—	—	(0.5)
Acquisition-related costs	2.0	—	2.5	—	—	0.3	0.7
Inventory fair value step-up	0.5	—	1.1	—	—	—	—
Costs of tax improvement initiatives	—	—	—	—	—	—	0.1
Non-cash pension expense	—	21.8	—	23.7	132.4	2.5	0.8
Foreign currency loss (gain)	3.8	(0.9)	3.5	0.4	3.3	(5.3)	1.8
Total adjustments to reported net earnings (loss)	$7.9	$21.2	$9.6	$24.8	$139.7	$2.1	$12.6
Total adjustments, tax affected (B)	$7.3	$16.1	$8.7	$19.2	$108.6	$0.4	$10.2

Tax adjustments:
Increase in valuation allowances	—	—	—	—	0.9	0.2	—
Other discrete tax items	—	—	—	—	(4.7)	1.2	1.8
Total tax adjustments (C)	$—	$—	$—	$—	$(3.8)	$1.4	$1.8
Adjusted net earnings (A+B+C)	$19.9	$17.0	$41.5	$32.1	$63.0	$36.5	$48.1

Net sales	$145.0	$129.6	$292.7	$258.0	$512.9	$424.1	$469.0

Adjusted net earnings as a % of net sales	13.7%	13.1%	14.2%	12.4%	12.3%	8.6%	10.3%

Adjusted Diluted Earnings Per Share

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2022	2021	2022	2021	2021	2020	2019
GAAP diluted earnings (loss) per share	$0.39	$0.03	$1.02	$0.39	$(1.30)	$1.06	$1.09
Tax affected charges to reported diluted earnings (loss) per share:
Restructuring charges	0.02	0.01	0.03	0.01	0.06	0.04	0.18
Foreign currency loss (gain)	0.12	(0.03)	0.11	0.01	0.10	(0.16)	0.05
Non-cash pension expense	—	0.51	—	0.56	3.13	0.06	0.02
Environmental charges	0.02	—	0.03	0.01	0.05	0.07	0.05
Acquisition-related costs	0.05	—	0.07	—	—	0.01	0.02
Inventory fair value step-up	0.02	—	0.03	—	—	—	—
Legal settlement	—	—	—	—	—	—	(0.01)
Discrete tax items	—	—	—	—	(0.11)	0.04	0.05
Adjusted diluted earnings per share	$0.62	$0.52	$1.29	$0.98	$1.93	$1.12	$1.45

Debt to Capitalization

	June 30,		December 31,
	2022	2021	2021	2020	2019
Total debt (A)	$91.0	$50.0	$50.0	$54.6	$99.7
Total shareholders' equity (B)	$485.9	$454.3	$463.6	$423.7	$405.2
Total capitalization (A+B)	$577.0	$504.3	$513.6	$478.3	$504.9
Total debt to capitalization	15.8%	9.9%	9.7%	11.4%	19.7%

Controllable Working Capital

	June 30,		December 31,
	2022	2021	2021	2020	2019
Net accounts receivable	$98.9	$80.8	$82.2	$81.0	$78.0

Net inventory	$64.2	$49.0	$49.5	$45.9	$42.2

Accounts payable	$(60.7)	$(47.8)	$(55.5)	$(50.5)	$(48.2)

Controllable working capital	$102.4	$82.0	$76.2	$76.4	$72.0

Quarter sales	$145.0	$129.6	$132.5	$123.0	$115.0
Multiplied by 4	4	4	4	4	4
Annualized sales	$579.9	$518.3	$530.1	$492.1	$460.2

Controllable working capital as a % of annualized net sales	17.7%	15.8%	14.4%	15.5%	15.7%

Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2022	2021	2022	2021	2021	2020	2019
Net cash provided by operating activities	$16.1	$18.7	$35.4	$38.8	$86.1	$76.8	$64.4
Capital expenditures	(3.6)	(2.3)	(7.0)	(4.0)	(15.6)	(14.9)	(21.7)
Free cash flow	$12.5	$16.3	$28.4	$34.8	$70.5	$61.9	$42.7

Capital Expenditures

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2022	2021	2022	2021	2021	2020	2019
Capital expenditures	$3.6	$2.3	$7.0	$4.0	$15.6	$14.9	$21.7
Net sales	$145.0	$129.6	$292.7	$258.0	$512.9	$424.1	$469.0
Capex as % of net sales	2.5%	1.8%	2.4%	1.5%	3.0%	3.5%	4.6%

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2022	2021	2022	2021	2021	2020	2019
Depreciation and amortization expense	$7.0	$6.7	$13.8	$13.5	$26.9	$26.7	$24.6
Stock-based compensation expense	$1.6	$1.9	$3.6	$3.1	$6.1	$3.4	$5.0